[Graphic Omitted]             PRELIMINARY SAMPLE               [Graphic Omitted]
 POPULAR ABS, INC.(SM)        POPULAR ABS 2005-C


                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

-----------------------------------------------------------------------------------------------------------------
                                                                                   Weighted
                                                                       Weighted     Average
                                                    Current     Pct by  Average      Stated   Weighted   Weighted
                                     # of         Principal       Curr    Gross   Remaining    Average    Average
Current Principal Balance ($)       Loans           Balance   Prin Bal   Coupon        Term   Orig LTV       FICO
-----------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                     456     32,406,090.95      11.78    7.795         351      83.08        614
100,000.01 - 200,000.00               752    106,961,667.99      38.89    7.234         356      85.92        629
200,000.01 - 300,000.00               257     62,089,049.00      22.58    6.980         359      85.27        633
300,000.01 - 400,000.00                93     31,806,384.54      11.57    6.964         355      85.29        638
400,000.01 - 500,000.00                48     21,311,629.26       7.75    6.907         355      85.27        657
500,000.01 - 600,000.00                23     12,579,439.52       4.57    6.804         359      82.77        647
600,000.01 - 700,000.00                 6      3,806,458.71       1.38    6.592         359      82.04        639
700,000.01 - 800,000.00                 2      1,527,875.59       0.56    6.688         359      84.37        645
800,000.01 >=                           3      2,519,500.00       0.92    7.152         360      73.21        606
-----------------------------------------------------------------------------------------------------------------
Total:                              1,640    275,008,095.56     100.00    7.154         356      84.99        632
-----------------------------------------------------------------------------------------------------------------
Min: $15,955.30
Max: $877,000.00
Average: $167,687.86
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                   Weighted
                                                                       Weighted     Average
                                                    Current     Pct by  Average      Stated   Weighted   Weighted
                                     # of         Principal       Curr    Gross   Remaining    Average    Average
Current Gross Rate                  Loans           Balance   Prin Bal   Coupon        Term   Orig LTV       FICO
-----------------------------------------------------------------------------------------------------------------
5.000 - 5.499                           8      1,920,212.25       0.70    5.397         359      76.29        661
5.500 - 5.999                          85     18,597,200.95       6.76    5.788         355      76.60        675
6.000 - 6.499                         182     38,316,853.57      13.93    6.238         359      79.95        654
6.500 - 6.999                         315     59,892,909.49      21.78    6.760         356      83.00        636
7.000 - 7.499                         320     59,021,010.13      21.46    7.230         355      86.17        628
7.500 - 7.999                         372     58,686,705.23      21.34    7.718         358      89.24        622
8.000 - 8.499                         191     24,102,300.78       8.76    8.211         356      90.39        607
8.500 - 8.999                         109     11,020,336.73       4.01    8.672         354      89.18        603
9.000 - 9.499                          29      2,154,501.39       0.78    9.168         348      90.33        590
9.500 - 9.999                          24      1,094,239.22       0.40    9.660         335      71.85        583
10.000 - 10.499                         5        201,825.82       0.07   10.118         278      51.69        573
-----------------------------------------------------------------------------------------------------------------
Total:                              1,640    275,008,095.56     100.00    7.154         356      84.99        632
-----------------------------------------------------------------------------------------------------------------
Min: 5.250
Max: 10.220
Weighted Average: 7.154
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
FICO                            Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
<= 499                              2       215,000.00       0.08      6.959        360        72.77          0
500 - 524                          43     5,243,047.29       1.91      7.586        355        76.89        514
525 - 549                         137    19,317,680.33       7.02      7.747        359        82.71        536
550 - 574                         132    17,484,176.80       6.36      7.595        356        81.32        563
575 - 599                         199    29,672,592.34      10.79      7.253        358        81.89        588
600 - 624                         289    50,975,759.69      18.54      7.207        357        85.82        613
625 - 649                         306    54,886,770.01      19.96      7.090        356        86.55        636
650 - 674                         233    43,298,407.87      15.74      7.014        357        87.21        661
675 - 699                         133    22,947,573.34       8.34      6.914        351        86.25        687
700 >=                            166    30,967,087.89      11.26      6.769        357        84.76        737
---------------------------------------------------------------------------------------------------------------
    Total:                      1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------
Min: 500
Max: 818
NZ Weighted Average: 632
------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
Original CLTV                   Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
0.00 - 49.99                       41     4,945,699.38       1.80      7.157        347        40.13        627
50.00 - 54.99                      14     1,929,499.00       0.70      6.607        350        53.40        660
55.00 - 59.99                      23     3,177,057.82       1.16      6.870        359        57.84        617
60.00 - 64.99                      23     3,994,193.11       1.45      6.739        347        62.44        625
65.00 - 69.99                      50     8,554,803.02       3.11      6.880        359        67.55        585
70.00 - 74.99                      83    15,076,660.88       5.48      6.743        349        72.36        634
75.00 - 79.99                     118    20,387,582.23       7.41      6.839        357        77.26        629
80.00 - 80.00                     257    42,723,841.39      15.54      6.622        358        80.00        642
80.01 - 84.99                      81    12,824,274.46       4.66      6.959        356        82.87        619
85.00 - 89.99                     211    35,518,022.32      12.92      7.266        357        86.89        625
90.00 - 94.99                     427    73,986,086.88      26.90      7.368        357        90.36        625
95.00 - 99.99                      62    10,480,579.22       3.81      7.419        359        95.65        645
100.00 >=                         250    41,409,795.85      15.06      7.666        357       100.00        653
----------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
----------------------------------------------------------------------------------------------------------------
Min: 20.00
Max: 100.00
Weighted Average: 84.99
% > 80: 63.35
% > 90: 22.21
% > 95: 16.20
----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
FRM                              # of        Principal       Curr      Gross  Remaining      Average    Average
ARM                             Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
ARM                             1,105   197,269,856.47      71.73      7.082        359         85.92       629
Fixed Rate                        535    77,738,239.09      28.27      7.338        349         82.63       641
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356         84.99       632
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
Product                         Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
ARM 2/28                          980   166,180,549.89      60.43      7.197        359        86.60        622
Fixed 30 yr                       458    66,557,015.18      24.20      7.370        359        82.89        639
ARM 2/28 - 60mo IO                 91    24,513,589.78       8.91      6.364        359        82.13        665
ARM 5/25                           29     5,527,819.31       2.01      6.998        360        82.61        653
Balloon 40/30                      14     3,148,161.00       1.14      7.084        360        84.97        650
Fixed 15 yr                        32     2,692,267.89       0.98      7.534        179        75.69        649
Fixed 30 yr - 60mo IO              10     2,241,145.00       0.81      6.624        359        80.56        658
Fixed 20 yr                        17     2,179,034.56       0.79      7.398        238        84.61        619
ARM 5/25 - 60mo IO                  5     1,047,897.49       0.38      5.978        357        84.38        671
Fixed 25 yr                         2       547,600.00       0.20      5.814        300        63.56        756
Fixed 29 yr                         1       243,000.00       0.09      9.080        347       100.00        620
Fixed 28 yr                         1       130,015.46       0.05      7.250        331        90.00        634
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
Documentation Type              Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
Full Doc                        1,245   193,206,210.48      70.25      7.148        356        85.10        627
Alt Doc                           204    42,417,807.06      15.42      7.103        358        87.42        645
SI                                189    39,025,887.70      14.19      7.248        357        81.77        641
Lite Doc                            2       358,190.32       0.13      6.507        357        92.31        622
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
Loan Purpose                    Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
Cashout Refinance               1,052   174,436,560.65      63.43      7.135        356        83.61        623
Purchase                          399    72,577,108.73      26.39      7.136        358        87.98        658
Rate/Term Refinance               189    27,994,426.18      10.18      7.317        357        85.88        624
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
Property Type                   Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
Single Family Detached          1,440   235,775,804.70      85.73      7.149        356        85.11        630
Duplex                             63    13,387,849.65       4.87      7.328        359        84.83        645
Condominium                        58    12,113,551.56       4.40      6.897        357        84.21        655
Triplex                            23     5,971,212.37       2.17      7.343        359        83.66        646
Townhouse                          21     3,232,761.55       1.18      7.111        359        88.30        622
Quadruplex                         13     2,532,434.45       0.92      7.434        356        76.93        644
Row Home                           22     1,994,481.28       0.73      7.356        348        85.72        637
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================


---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
Occupancy Type                  Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
Owner-Occupied                  1,434   236,904,162.38      86.14      7.139        356        84.95        626
Non-Owner Occupied                138    20,561,930.23       7.48      7.517        354        82.51        673
Second Home                        68    17,542,002.95       6.38      6.935        359        88.45        665
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
State                            Loans         Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
New Jersey                         142   36,189,412.76      13.16      7.177         358       83.23        641
North Carolina                     193   28,521,698.53      10.37      7.099         356       87.40        642
Florida                            106   20,220,717.68       7.35      6.891         355       84.29        625
Pennsylvania                       159   19,890,126.91       7.23      7.408         354       86.09        636
Virginia                            59   14,917,137.20       5.42      6.836         358       82.38        637
California                          50   13,712,118.25       4.99      6.532         357       75.46        653
Georgia                             79   12,529,142.34       4.56      6.991         356       86.66        629
Wisconsin                           88   12,156,530.37       4.42      7.427         359       88.90        643
Maryland                            53   10,767,460.38       3.92      6.958         354       81.89        619
Ohio                                82   10,470,008.19       3.81      7.486         355       89.49        620
South Carolina                      52    9,233,037.68       3.36      7.596         354       86.79        618
South Dakota                        58    7,638,519.33       2.78      7.267         359       85.66        632
Michigan                            50    7,367,951.17       2.68      7.441         359       84.03        600
Illinois                            44    6,666,654.58       2.42      7.319         354       87.21        633
Arizona                             34    6,078,102.40       2.21      6.682         356       83.35        632
Delaware                            28    4,786,132.85       1.74      7.516         356       85.16        603
Missouri                            35    4,718,728.82       1.72      7.201         359       86.09        631
Connecticut                         20    4,583,897.85       1.67      7.269         359       84.42        616
Minnesota                           26    3,993,538.87       1.45      7.316         356       88.99        636
Rhode Island                        15    3,750,212.14       1.36      6.961         359       86.81        622
Nevada                              19    3,571,488.64       1.30      6.795         339       76.64        624
Indiana                             31    3,430,450.07       1.25      7.859         356       88.93        614
New Mexico                          18    3,287,094.42       1.20      6.942         359       83.68        622
Massachusetts                       12    3,212,222.48       1.17      7.220         359       86.87        630
Nebraska                            33    3,106,961.45       1.13      7.959         354       93.46        615
Colorado                            13    2,435,391.53       0.89      6.857         359       84.92        667
Tennessee                           21    2,427,135.10       0.88      7.480         359       90.23        633
Washington                          13    2,162,721.05       0.79      6.758         354       79.63        619
Kansas                              23    2,049,969.71       0.75      7.692         354       88.02        627
North Dakota                        11    1,514,839.17       0.55      7.489         359       92.33        653
Maine                                8    1,465,253.02       0.53      6.850         360       84.57        639
Iowa                                17    1,397,925.62       0.51      7.746         359       86.61        618
Kentucky                             9    1,125,952.03       0.41      7.127         359       87.05        629
New Hampshire                        6    1,056,394.19       0.38      7.307         359       84.83        592
Oregon                               7      948,990.02       0.35      6.594         359       86.47        710
Texas                                7      889,024.65       0.32      6.631         344       81.79        633
Montana                              5      868,755.00       0.32      7.057         360       82.69        637
New York                             2      859,488.71       0.31      7.161         359       76.85        604
Oklahoma                             9      671,972.25       0.24      8.004         359       90.97        619
Utah                                 1      138,000.00       0.05      7.130         360       98.57        635
Idaho                                1      100,000.00       0.04      5.880         360       80.00        671
Wyoming                              1       96,938.15       0.04      8.250         358       95.10        683
---------------------------------------------------------------------------------------------------------------
Total:                           1,640  275,008,095.56     100.00      7.154         356       84.99        632
---------------------------------------------------------------------------------------------------------------
Top 5 Zip Code: 29582(0.62%),8260(0.47%),22407(0.46%),28269(0.42%),57110(0.39%)
Number of States: 42
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================

POPULAR ABS 2005-C                                                   ALL RECORDS
FRIEDMAN BILLINGS RAMSEY                                    BALANCE: 275,008,096
                                                                   1,640 RECORDS
================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                               Weighted
                                                                    Weighted    Average
                                               Current     Pct by    Average     Stated     Weighted   Weighted
                                 # of        Principal       Curr      Gross  Remaining      Average    Average
DTI%                            Loans          Balance   Prin Bal     Coupon       Term     Orig LTV       FICO
---------------------------------------------------------------------------------------------------------------
0.01 - 10.00                       20     4,063,107.15       1.48      6.953        353        84.10        638
10.01 - 20.00                      81    12,187,842.44       4.43      7.290        352        84.88        637
20.01 - 30.00                     244    36,311,409.38      13.20      7.130        355        81.57        628
30.01 - 40.00                     467    76,898,408.48      27.96      7.120        357        83.76        632
40.01 - 50.00                     660   110,004,779.86      40.00      7.188        357        86.35        630
50.01 - 60.00                     166    35,173,698.25      12.79      7.127        356        87.12        640
60.01 - 70.00                       2       368,850.00       0.13      6.777        360        86.79        631
---------------------------------------------------------------------------------------------------------------
Total:                          1,640   275,008,095.56     100.00      7.154        356        84.99        632
---------------------------------------------------------------------------------------------------------------
WA DTI: 39.23
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
================================================================================